Exhibit 99.2

Equity Commonwealth
Supplemental Operating
and Financial Information

Second Quarter 2021

Corporate Headquarters	Investor Relations
Two North Riverside Plaza	Sarah Byrnes
Suite 2100	(312) 646-2801
Chicago, IL 60606	ir@eqcre.com
(312) 646-2800	www.eqcre.com

TABLE OF CONTENTS

Corporate Information
Company Profile and Investor Information	3

Financial Information
Key Financial Data	4
Condensed Consolidated Balance Sheets	5
Additional Balance Sheet Information	6
Condensed Consolidated Statements of Operations	7
Calculation of Same Property Net Operating Income (NOI) and Same Property Cash Basis NOI	8
Same Property Results of Operations	10
Calculation of EBITDA, EBITDAre, and Adjusted EBITDAre	11
Calculation of Funds from Operations (FFO) and Normalized FFO	12

Portfolio Information
Property Detail	13
Leasing Summary	14
Capital Summary - Expenditures & Same Property Leasing Commitments	15
Tenants Representing 2.5% or More of Annualized Rental Revenue	16
Same Property Lease Expiration Schedule	17

Additional Support
Common & Potential Common Shares	18
Definitions	19

Forward-Looking Statements
Some of the statements contained in this presentation constitute forward-looking statements within the meaning of the federal securities laws including, but not limited to, statements pertaining to our capital resources, portfolio performance, results of operations or anticipated market conditions, including statements regarding the overall impact of COVID-19 on the foregoing to the extent we make any such statements. Any forward-looking statements contained in this presentation are intended to be made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

The forward-looking statements contained in this presentation reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause our future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q.

Regulation FD Disclosures
We use any of the following to comply with our disclosure obligations under Regulation FD: press releases, SEC filings, public conference calls, or our website. We routinely post important information on our website at www.eqcre.com, including information that may be deemed to be material. We encourage investors and others interested in the company to monitor these distribution channels for material disclosures.

COMPANY PROFILE AND INVESTOR INFORMATION
Equity Commonwealth (NYSE: EQC) is a Chicago based, internally managed and self-advised real estate investment trust (REIT) with commercial office properties in the United States.

Same Property Statistics
No. of
Properties	Sq. Feet	% Leased	% Commenced
4	1,507,379	83.1%	79.6%

NYSE Trading Symbols
Common Stock: EQC
Preferred Stock Series D: EQCpD

Board of Trustees
Sam Zell (Chairman)	David A. Helfand	Gerald A. Spector
Ellen-Blair Chube	Peter Linneman (Lead Independent Trustee)	James A. Star
Martin L. Edelman	Mary Jane Robertson

Senior Management
David A. Helfand	David S. Weinberg
President and Chief Executive Officer	Executive Vice President and
Chief Operating Officer

William H. Griffiths	Orrin S. Shifrin
Senior Vice President,	Executive Vice President,
Chief Financial Officer and Treasurer	General Counsel and Secretary

Equity Research Coverage (1)
Bank of America / Merrill Lynch	James Feldman	(646) 855-5808	james.feldman@baml.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citi.com
Green Street Advisors	Daniel Ismail	(949) 640-8780	dismail@greenstreetadvisors.com

Certain terms are defined in the definitions section of this document. All financial data included herein is unaudited.

(1)	Any opinions, estimates or forecasts regarding EQC's performance made by these analysts do not represent opinions, forecasts or predictions of EQC or its management. EQC does not by its reference to the analysts above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts.

KEY FINANCIAL DATA
(Unaudited, amounts in thousands, except per share data)

	As of and for the Three Months Ended
	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
OPERATING INFORMATION
Ending property count	4	4	4	4	4
Ending square footage	1,507	1,507	1,507	1,507	1,507
Percent leased	83.1%	85.6%	85.7%	87.7%	90.1%
Percent commenced	79.6%	82.2%	81.7%	85.1%	83.9%
Net (loss) income attributable to EQC common shareholders	$(3,933)	$(12,015)	$(3,663)	$(1,628)	$25,835
Adjusted EBITDAre (1)	2,523	1,451	2,880	5,456	5,729
SAME PROPERTY OPERATING INFORMATION
Ending square footage	1,507	1,507	1,507	1,507	1,507
Percent leased	83.1%	85.6%	85.7%	87.7%	90.1%
Percent commenced	79.6%	82.2%	81.7%	85.1%	83.9%
Same Property NOI (1)	$8,309	$8,106	$7,317	$9,824	$8,474
Same Property Cash Basis NOI (1)	7,748	7,799	7,301	8,156	8,882
Same Property NOI margin	55.9%	55.1%	51.0%	60.4%	56.6%
Same Property Cash Basis NOI margin	54.1%	54.2%	50.9%	55.8%	57.7%
SHARES OUTSTANDING AND PER SHARE DATA (2)
Shares Outstanding at End of Period
Common stock outstanding	121,940	121,917	121,523	121,525	121,522
Dilutive restricted share units (RSUs), Operating Partnership Units, and LTIP Units (2)	1,012	1,469	1,921	1,994	1,995
Preferred Stock Outstanding (3)	4,915	4,915	4,915	4,915	4,915
Weighted Average Shares Outstanding - GAAP
Basic (4)	122,189	122,002	121,673	121,673	121,655
Diluted (4)	122,189	122,002	121,673	121,673	123,255
Distributions Declared Per Common Share	$—	$—	$—	$3.50	$—
BALANCE SHEET
Total assets	$3,256,268	$3,260,676	$3,277,671	$3,708,774	$3,733,155
Total liabilities	24,432	29,058	34,507	465,668	59,414
MARKET CAPITALIZATION
Total debt (book value) (5)	$—	$—	$—	$—	$25,281
Market value of preferred shares	158,024	154,337	146,866	142,786	135,168
Market value of diluted common shares	3,221,342	3,430,131	3,367,552	3,289,311	3,977,229
Total Market Capitalization	$3,379,366	$3,584,468	$3,514,418	$3,432,097	$4,137,678

(1)	Non-GAAP financial measures are defined and reconciled to the most directly comparable GAAP measure herein.
(2)	Restricted share units (RSUs) and LTIP Units are equity awards that contain both service and market-based vesting components. Refer to the schedule of Common & Potential Common Shares for information regarding RSUs and LTIP Units and their impact on weighted average shares outstanding.
(3)	As of June 30, 2021, we had 4,915 series D preferred shares outstanding that were convertible into 3,237 common shares. The series D preferred shares are anti-dilutive for GAAP EPS for all periods presented. Refer to the schedule of Common & Potential Common Shares for information regarding the series D preferred shares and their impact on diluted weighted average shares outstanding for EPS, FFO per share and Normalized FFO per share.
(4)	Refer to the schedule of Common & Potential Common Shares for information regarding the components of our weighted average common shares outstanding.
(5)
On July 5, 2020, we repaid at par our only remaining mortgage debt obligation. Refer to prior quarter presentations of our supplemental operating and financial data on our company website (www.eqcre.com) for historical debt summaries and leverage and coverage ratios.

CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, amounts in thousands, except share data)

	June 30, 2021	December 31, 2020
ASSETS
Real estate properties:
Land	$44,060	$44,060
Buildings and improvements	361,592	357,650
	405,652	401,710
Accumulated depreciation	(150,754)	(143,319)
	254,898	258,391
Cash and cash equivalents	2,965,788	2,987,225
Rents receivable	15,310	14,702
Other assets, net	20,272	17,353
Total assets	$3,256,268	$3,277,671

LIABILITIES AND EQUITY
Accounts payable, accrued expenses and other	$19,209	$20,588
Rent collected in advance	2,373	2,928
Distributions payable	2,850	10,991
Total liabilities	$24,432	$34,507

Shareholders’ equity:
Preferred shares of beneficial interest, $0.01 par value: 50,000,000 shares authorized;
Series D preferred shares; 6.50% cumulative convertible; 4,915,196 shares issued and outstanding, aggregate liquidation preference of $122,880	$119,263	$119,263
Common shares of beneficial interest, $0.01 par value: 350,000,000 shares authorized; 121,940,355 and 121,522,555 shares issued and outstanding, respectively	1,219	1,215
Additional paid in capital	4,297,197	4,294,632
Cumulative net income	3,802,994	3,814,948
Cumulative common distributions	(4,281,670)	(4,283,668)
Cumulative preferred distributions	(713,706)	(709,712)
Total shareholders’ equity	3,225,297	3,236,678
Noncontrolling interest	6,539	6,486
Total equity	$3,231,836	$3,243,164
Total liabilities and equity	$3,256,268	$3,277,671

ADDITIONAL BALANCE SHEET INFORMATION
(Unaudited, amounts in thousands)

	June 30, 2021	December 31, 2020
Additional Balance Sheet Information

Straight-line rents receivable	$14,601	$13,733
Accounts receivable	709	969
Rents receivable	$15,310	$14,702

Capitalized lease incentives, net	$1,467	$1,567
Deferred leasing costs, net	10,952	11,441
Capitalized transaction costs	4,199	—
Other	3,654	4,345
Other assets, net	$20,272	$17,353

Accounts payable	$1,670	$2,120
Accrued taxes	7,099	7,072
Accrued capital expenditures	854	986
Accrued leasing costs	228	93
Security deposits	2,238	2,264
Other accrued liabilities	7,120	8,053
Accounts payable, accrued expenses and other	$19,209	$20,588

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, amounts in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020
Revenues:
Rental revenue	$14,114	$15,248	$28,283	$32,391
Other revenue (1)	761	1,017	1,443	2,694
Total revenues	$14,875	$16,265	$29,726	$35,085

Expenses:
Operating expenses	$6,588	$6,677	$13,209	$15,438
Depreciation and amortization	4,432	4,398	8,783	9,512
General and administrative	7,390	8,302	23,119	18,906
Total expenses	$18,410	$19,377	$45,111	$43,856

Interest and other income, net	1,626	4,443	3,469	16,338
Interest expense (including net amortization of debt premiums and deferred financing fees of $—, $(60), $—, and $(116), respectively)	—	(302)	—	(611)
Gain on sale of properties, net	—	26,916	—	446,536
(Loss) income before income taxes	(1,909)	27,945	(11,916)	453,492
Income tax expense	(31)	(59)	(62)	(99)
Net (loss) income	$(1,940)	$27,886	$(11,978)	$453,393
Net loss (income) attributable to noncontrolling interest	4	(54)	24	(802)
Net (loss) income attributable to Equity Commonwealth	$(1,936)	$27,832	$(11,954)	$452,591
Preferred distributions	(1,997)	(1,997)	(3,994)	(3,994)
Net (loss) income attributable to Equity Commonwealth common shareholders	$(3,933)	$25,835	$(15,948)	$448,597

Weighted average common shares outstanding — basic (2)	122,189	121,655	122,096	121,901
Weighted average common shares outstanding — diluted (2)	122,189	123,255	122,096	126,358

Earnings per common share attributable to Equity Commonwealth common shareholders:
Basic	$(0.03)	$0.21	$(0.13)	$3.68
Diluted	$(0.03)	$0.21	$(0.13)	$3.58

(1)	Other revenue is primarily comprised of parking revenue that does not represent a component of a lease.
(2)	Refer to the schedule of Common & Potential Common Shares for information regarding the components of our weighted average common shares outstanding.

CALCULATION OF SAME PROPERTY NET OPERATING INCOME (NOI) AND SAME PROPERTY CASH BASIS NOI
(Unaudited, amounts in thousands)

	For the Three Months Ended
	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
Calculation of Same Property NOI and Same Property Cash Basis NOI:
Rental revenue	$14,114	$14,169	$14,001	$15,742	$15,248
Other revenue (1)	761	682	707	743	1,017
Operating expenses	(6,588)	(6,621)	(6,976)	(6,444)	(6,677)
NOI	$8,287	$8,230	$7,732	$10,041	$9,588
Straight-line rent adjustments	(561)	(307)	(6)	(367)	515
Lease termination fees	—	—	(10)	(1,300)	—
Cash Basis NOI	$7,726	$7,923	$7,716	$8,374	$10,103
Cash Basis NOI from non-same properties (2)	22	(124)	(415)	(218)	(1,221)
Same Property Cash Basis NOI	$7,748	$7,799	$7,301	$8,156	$8,882
Non-cash rental income and lease termination fees from same properties	561	307	16	1,668	(408)
Same Property NOI	$8,309	$8,106	$7,317	$9,824	$8,474

Reconciliation of Same Property NOI to GAAP Net (Loss) Income:
Same Property NOI	$8,309	$8,106	$7,317	$9,824	$8,474
Non-cash rental income and lease termination fees from same properties	(561)	(307)	(16)	(1,668)	408
Same Property Cash Basis NOI	$7,748	$7,799	$7,301	$8,156	$8,882
Cash Basis NOI from non-same properties (2)	(22)	124	415	218	1,221
Cash Basis NOI	$7,726	$7,923	$7,716	$8,374	$10,103
Straight-line rent adjustments	561	307	6	367	(515)
Lease termination fees	—	—	10	1,300	—
NOI	$8,287	$8,230	$7,732	$10,041	$9,588
Depreciation and amortization	(4,432)	(4,351)	(4,680)	(5,137)	(4,398)
General and administrative	(7,390)	(15,729)	(7,136)	(7,191)	(8,302)
Interest and other income, net	1,626	1,843	2,284	2,606	4,443
Interest expense	—	—	—	(9)	(302)
Gain on early extinguishment of debt	—	—	—	131	—
Gain on sale of properties, net	—	—	208	—	26,916
(Loss) income before income taxes	$(1,909)	$(10,007)	$(1,592)	$441	$27,945
Income tax expense	(31)	(31)	(78)	(71)	(59)
Net (loss) income	$(1,940)	$(10,038)	$(1,670)	$370	$27,886

(1)	Other revenue is primarily comprised of parking revenue that does not represent a component of a lease.
(2)	Cash Basis NOI from non-same properties for all periods presented includes the operations of disposed properties.

CALCULATION OF SAME PROPERTY NET OPERATING INCOME (NOI) AND SAME PROPERTY CASH BASIS NOI
(Unaudited, amounts in thousands)

	For the Six Months Ended June 30,
	2021	2020
Calculation of Same Property NOI and Same Property Cash Basis NOI:
Rental revenue	$28,283	$32,391
Other revenue (1)	1,443	2,694
Operating expenses	(13,209)	(15,438)
NOI	$16,517	$19,647
Straight-line rent adjustments	(868)	713
Cash Basis NOI	$15,649	$20,360
Cash Basis NOI from non-same properties (2)	(102)	(2,620)
Same Property Cash Basis NOI	$15,547	$17,740
Non-cash rental income and lease termination fees from same properties	868	(515)
Same Property NOI	$16,415	$17,225

Reconciliation of Same Property NOI to GAAP Net (Loss) Income:
Same Property NOI	$16,415	$17,225
Non-cash rental income and lease termination fees from same properties	(868)	515
Same Property Cash Basis NOI	$15,547	$17,740
Cash Basis NOI from non-same properties (2)	102	2,620
Cash Basis NOI	$15,649	$20,360
Straight-line rent adjustments	868	(713)
NOI	$16,517	$19,647
Depreciation and amortization	(8,783)	(9,512)
General and administrative	(23,119)	(18,906)
Interest and other income, net	3,469	16,338
Interest expense	—	(611)
Gain on sale of properties, net	—	446,536
(Loss) income before income taxes	$(11,916)	$453,492
Income tax expense	(62)	(99)
Net (loss) income	$(11,978)	$453,393

(1)	Other revenue is primarily comprised of parking revenue that does not represent a component of a lease.
(2)	Cash Basis NOI from non-same properties for all periods presented includes the operations of disposed properties.

SAME PROPERTY RESULTS OF OPERATIONS
(Unaudited, dollars and square feet in thousands)

	As of and for the Three Months Ended June 30,			As of and for the Six Months Ended June 30,
	2021	2020	% Change	2021	2020	% Change
Properties	4	4		4	4
Square Feet	1,507	1,507		1,507	1,507
% Leased	83.1%	90.1%	(7.0)%	83.1%	90.1%	(7.0)%
% Commenced	79.6%	83.9%	(4.3)%	79.6%	83.9%	(4.3)%

Rental revenue	$13,553	$14,452	(6.2)%	$27,272	$28,645	(4.8)%
Other revenue (1)	761	933	(18.4)%	1,443	2,466	(41.5)%
Straight-line rent adjustment	561	(408)		868	(515)
Total revenue	14,875	14,977	(0.7)%	29,583	30,596	(3.3)%
Operating expenses	(6,566)	(6,503)	1.0%	(13,168)	(13,371)	(1.5)%
NOI	$8,309	$8,474	(1.9)%	$16,415	$17,225	(4.7)%
NOI Margin	55.9%	56.6%		55.5%	56.3%

Straight-line rent adjustment	$(561)	$408		$(868)	$515
Cash Basis NOI	$7,748	$8,882	(12.8)%	15,547	17,740	(12.4)%
Cash Basis NOI Margin	54.1%	57.7%		54.1%	57.0%

(1)	Other revenue is primarily comprised of parking revenue that does not represent a component of a lease.

CALCULATION OF EBITDA, EBITDAre, AND ADJUSTED EBITDAre
(Unaudited, amounts in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020
Net (loss) income	$(1,940)	$27,886	$(11,978)	$453,393
Interest expense	—	302	—	611
Income tax expense	31	59	62	99
Depreciation and amortization	4,432	4,398	8,783	9,512
EBITDA	$2,523	$32,645	$(3,133)	$463,615
Gain on sale of properties, net	—	(26,916)	—	(446,536)
EBITDAre	$2,523	$5,729	$(3,133)	$17,079
Adjustments to EBITDAre:
Executive severance expense	—	—	7,107	—
Adjusted EBITDAre	$2,523	$5,729	$3,974	$17,079

CALCULATION OF FUNDS FROM OPERATIONS (FFO) AND NORMALIZED FFO
(Unaudited, amounts in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020
Calculation of FFO
Net (loss) income	$(1,940)	$27,886	$(11,978)	$453,393
Real estate depreciation and amortization	4,385	4,174	8,686	9,055
Gain on sale of properties, net	—	(26,916)	—	(446,536)
FFO attributable to Equity Commonwealth	2,445	5,144	(3,292)	15,912
Preferred distributions	(1,997)	(1,997)	(3,994)	(3,994)
FFO attributable to EQC common shareholders and unitholders	$448	$3,147	$(7,286)	$11,918

Calculation of Normalized FFO
FFO attributable to EQC common shareholders and unitholders	$448	$3,147	$(7,286)	$11,918
Straight-line rent adjustments	(561)	515	(868)	713
Executive severance expense	—	—	7,107	—
Taxes related to property sales included in general and administrative	—	10	—	1,458
Taxes related to property sales, net included in income tax expense	—	44	—	79
Normalized FFO attributable to EQC common shareholders and unitholders	$(113)	$3,716	$(1,047)	$14,168

Weighted average common shares and units outstanding -- basic FFO (1)	122,433	121,889	122,340	122,100
Weighted average common shares and units outstanding -- diluted FFO (1)	122,935	123,489	122,340	123,700
Weighted average common shares and units outstanding -- basic Normalized FFO (1)	122,433	121,889	122,340	122,100
Weighted average common shares and units outstanding -- diluted Normalized FFO (1)	122,433	123,489	122,340	123,700
FFO attributable to EQC common shareholders and unitholders per share and unit -- basic and diluted	$0.00	$0.03	$(0.06)	$0.10
Normalized FFO attributable to EQC common shareholders and unitholders per share and unit -- basic	$(0.00)	$0.03	$(0.01)	$0.12
Normalized FFO attributable to EQC common shareholders and unitholders per share and unit -- diluted	$(0.00)	$0.03	$(0.01)	$0.11

(1)
Our calculations of FFO and Normalized FFO attributable to EQC common shareholders and unitholders per share and unit - basic for the three months ended June 30, 2021 and 2020 include 244 and 234 LTIP/Operating Partnership Units, respectively, that are excluded from the calculation of basic earnings per common share attributable to EQC common shareholders (only). Our calculations of FFO and Normalized FFO attributable to EQC common shareholders and unitholders per share and unit - basic for the six months ended June 30, 2021 and 2020 include 244 and 199 LTIP/Operating Partnership Units, respectively, that are excluded from the calculation of basic earnings per common share attributable to EQC common shareholders (only). Refer to the schedule of Common & Potential Common Shares for information regarding the components of our weighted average common shares and units outstanding.

PROPERTY DETAIL
As of June 30, 2021
(Unaudited, sorted by annualized rental revenue, dollars in thousands)

Same Property Portfolio(1)
	Property	City, State	Type	No. of Buildings	Square Feet	% Leased	% Commenced	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired
1	1225 Seventeenth Street	Denver, CO	Office	1	695,372	91.6%	86.7%	$26,523	$174,415	$124,728	2009
	(17th Street Plaza)
2	Bridgepoint Square	Austin, TX	Office	5	440,007	68.7%	68.7%	12,706	102,640	50,398	1997
3	206 East 9th Street	Austin, TX	Office	1	175,510	84.3%	84.3%	8,769	52,478	41,516	2012
	(Capitol Tower)
4	1250 H Street, NW	Washington, D.C.	Office	1	196,490	84.6%	75.0%	8,482	76,119	38,256	1998

	Total Same Properties			8	1,507,379	83.1%	79.6%	$56,480	$405,652	$254,898

(1)	Refer to the definitions section of this document for a description of our same property portfolio.

LEASING SUMMARY
(Unaudited, dollars and square feet in thousands, except per square foot data)

	As of and for the Three Months Ended
	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
Properties	4	4	4	4	4
Total square feet	1,507	1,507	1,507	1,507	1,507
Percentage leased	83.1%	85.6%	85.7%	87.7%	90.1%
Percentage commenced	79.6%	82.2%	81.7%	85.1%	83.9%

Total Leases
Square feet	29	27	39	6	22
Lease term (years)	6.5	4.9	5.5	3.0	8.0
Starting cash rent	$56.43	$47.03	$49.09	$38.54	$46.34
Percent change in cash rent (1)	13.2%	(17.0)%	0.4%	(0.4)%	(4.8)%
Percent change in GAAP rent (1)	20.3%	(10.0)%	12.4%	3.2%	2.3%
Total TI & LC per square foot (2)	$60.47	$32.00	$34.04	$34.15	$80.63
Total TI & LC per sq. ft. per year of lease term (2)	$9.33	$6.54	$6.22	$11.38	$10.08

Renewal Leases
Square feet	21	16	29	6	—
Lease term (years)	5.7	6.7	5.1	3.0	—
Starting cash rent	$59.70	$51.77	$49.25	$38.54	$—
Percent change in cash rent (1)	13.2%	(22.2)%	1.2%	(0.4)%	—
Percent change in GAAP rent (1)	20.3%	(14.1)%	14.1%	3.2%	—
Total TI & LC per square foot (2)	$43.48	$47.43	$29.72	$34.15	$—
Total TI & LC per sq. ft. per year of lease term (2)	$7.57	$7.06	$5.87	$11.38	$—

New Leases
Square feet	8	11	10	—	22
Lease term (years)	8.5	2.3	6.7	—	8.0
Starting cash rent	$47.49	$40.25	$48.63	$—	$46.34
Percent change in cash rent (1)	—	0.7%	(3.9)%	—	(4.8)%
Percent change in GAAP rent (1)	—	2.6%	3.7%	—	2.3%
Total TI & LC per square foot (2)	$106.93	$9.89	$46.86	$—	$80.63
Total TI & LC per sq. ft. per year of lease term (2)	$12.57	$4.35	$7.02	$—	$10.08

The above leasing summary is based on leases executed during the periods indicated and excludes leasing activity for assets during the quarter in which the asset was sold or classified as held for sale. Our same property leasing activity is identical to the information above for all periods presented. Refer to the definitions section of this document for a description of our same property portfolio.

(1)
Percent change in GAAP and cash rents is a comparison of current rent, including estimated tenant expense reimbursements, if any, to the rent, including actual/projected tenant expense reimbursements, if any, last received for the same space on a GAAP and cash basis, respectively. Cash rent during the reporting period is calculated before deducting any initial period free rent. Leasing in suites vacant longer than two years was excluded from the calculation.

(2)	Includes tenant improvements (TI) and leasing commissions (LC).

CAPITAL SUMMARY
EXPENDITURES & SAME PROPERTY LEASING COMMITMENTS
(Unaudited, dollars and square feet in thousands)

CAPITAL SUMMARY	Three Months Ended
EXPENDITURES	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
Tenant improvements	$394	$3,219	$3,782	$2,491	$2,448
Leasing costs	501	268	823	29	299
Building improvements (1)	91	238	385	697	611
Total capital expenditures	$986	$3,725	$4,990	$3,217	$3,358

Average square feet during period (2)	1,507	1,507	1,507	1,507	1,628

Building improvements per average total sq. ft. during period	$0.06	$0.16	$0.26	$0.46	$0.38

CAPITAL SUMMARY	Three Months Ended
SAME PROPERTY LEASING COMMITMENTS	June 30, 2021
	New Leases	Renewal Leases	Total
Square feet leased during the period	8	21	29
Total TI & LC (3)	$855	$913	$1,768
Total TI & LC per square foot (3)	$106.93	$43.48	$60.47
Weighted average lease term by square foot (years)	8.5	5.7	6.5
Total TI & LC per square foot per year of lease term (3)	$12.57	$7.57	$9.33

(1)	Tenant-funded capital expenditures are excluded.
(2)	Average square feet during each period includes properties held for sale at the end of each period.
(3)	Includes tenant improvements (TI) and leasing commissions (LC).

TENANTS REPRESENTING 2.5% OR MORE OF ANNUALIZED RENTAL REVENUE
As of June 30, 2021
(Unaudited, square feet in thousands)

	Tenant	Square Feet (1)	% of Total Sq. Ft. (1)	% of Annualized Rental Revenue	Weighted Average Remaining Lease Term
1	Equinor Energy Services, Inc.	80	6.4%	6.0%	2.5
2	KPMG, LLP	71	5.7%	5.3%	7.9
3	Crowdstrike, Inc.	36	2.9%	3.8%	3.3
4	CBRE, Inc.	40	3.2%	3.6%	6.8
5	Salesforce.com, Inc. (2)	65	5.2%	3.5%	4.4
6	Kazoo, Inc. (3)	26	2.1%	2.8%	2.0
7	Alden Torch Financial, LLC	34	2.7%	2.7%	5.7
8	The Boon Group, Inc.	36	2.9%	2.6%	4.7
9	Capitol Services, Inc.	26	2.1%	2.5%	1.1

	Total	414	33.2%	32.8%	4.5

(1)
Square footage as of June 30, 2021 includes space subject to leases that have commenced for revenue recognition purposes in accordance with GAAP, space being fitted out for occupancy pursuant to existing leases, and space which is leased but is not occupied or is being offered for sublease by tenants.

(2)	Our lease with Salesforce.com, Inc. has partially commenced. Approximately 44,000 square feet commenced as of December 31, 2020, and the remaining 21,000 square feet are expected to commence in the fourth quarter of 2021.
(3)	During the second quarter of 2021, Kazoo, Inc. signed a five-year extension for approximately 13,000 square feet. The extension is expected to commence in the fourth quarter of 2021.

SAME PROPERTY LEASE EXPIRATION SCHEDULE
As of June 30, 2021
(Unaudited, dollars and sq. ft. in thousands)

Year	Number of Tenants Expiring	Leased Sq. Ft. Expiring (1)	% of Leased Sq. Ft. Expiring	Cumulative % of Leased Sq. Ft. Expiring	Annualized Rental Revenue Expiring (2)	% of Annualized Rental Revenue Expiring	Cumulative % of Annualized Rental Revenue Expiring
2021	6	51	4.1%	4.1%	$2,416	4.3%	4.3%
2022	12	98	7.8%	11.9%	4,856	8.6%	12.9%
2023	18	195	15.5%	27.4%	8,983	15.9%	28.8%
2024	16	213	17.0%	44.4%	9,711	17.2%	46.0%
2025	11	145	11.6%	56.0%	5,741	10.2%	56.2%
2026	9	86	6.9%	62.9%	4,221	7.5%	63.7%
2027	11	122	9.7%	72.6%	5,267	9.3%	73.0%
2028	4	63	5.0%	77.6%	3,194	5.7%	78.7%
2029	7	144	11.5%	89.1%	6,755	11.9%	90.6%
2030	4	66	5.3%	94.4%	2,513	4.4%	95.0%
Thereafter	5	70	5.6%	100.0%	2,823	5.0%	100.0%
Total	103	1,253	100.0%		$56,480	100.0%
Weighted average remaining
lease term (in years)		4.6			4.6

(1)
Leased square footage as of June 30, 2021 includes space subject to leases that have commenced for revenue recognition purposes in accordance with GAAP, space being fitted out for occupancy pursuant to existing leases, and space which is leased but is not occupied or is being offered for sublease by tenants. The year expiring corresponds to the latest-expiring signed lease for a given suite. Thus, backfilled suites expire in the year stipulated by the new lease.

(2)	Excludes the Annualized Rental Revenue of space that is leased but not commenced.

COMMON & POTENTIAL COMMON SHARES
(Unaudited, share amounts in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
Weighted Average Share Calculation - GAAP EPS	2021	2020	2021	2020

Weighted average common shares outstanding - basic (1)	122,189	121,655	122,096	121,901
Weighted average Series D preferred shares convertible to common shares (2)	—	—	—	2,857
Weighted average dilutive RSUs and maket-based LTIP Units (3)	—	1,600	—	1,600
Weighted average common shares outstanding - diluted (1)	122,189	123,255	122,096	126,358

	Three Months Ended		Six Months Ended
	June 30,		June 30,
Weighted Average Share and Unit Calculation - FFO and Normalized FFO per share and unit	2021	2020	2021	2020
Weighted average EQC common shares outstanding (1)	122,189	121,655	122,096	121,901
Weighted average Operating Partnership Units outstanding (4)	215	110	193	92
Weighted average time-based LTIP Units (3)(4)	29	124	51	107
Weighted average common shares and units outstanding - basic FFO (1)	122,433	121,889	122,340	122,100
Weighted average dilutive RSUs and market-based LTIP Units(3)	502	1,600	—	1,600
Weighted average common shares and units outstanding - diluted FFO (1)	122,935	123,489	122,340	123,700

Weighted average common shares and units outstanding - basic Normalized FFO (1)	122,433	121,889	122,340	122,100
Weighted average dilutive RSUs and market-based LTIP Units(3)	—	1,600	—	1,600
Weighted average common shares and units outstanding - diluted Normalized FFO (1)	122,433	123,489	122,340	123,700

Rollforward of Share Count to June 30, 2021	Series D Preferred Shares (2)	EQC Common Shares (5)
Outstanding on December 31, 2020	4,915	121,523
Share-based compensation grants and vesting, net (6)	—	417
Outstanding on June 30, 2021	4,915	121,940
Common shares issuable from RSUs, Operating Partnership Units, and LTIP Units as measured on June 30, 2021 (3)		1,012
Potential common shares as measured on June 30, 2021 (7)		122,952

(1)
Weighted average common shares outstanding for the three months ended June 30, 2021 and 2020 includes 266 and 150 unvested, earned RSUs, respectively. Weighted average common shares outstanding for the six months ended June 30, 2021 and 2020 includes 251 and 164 unvested, earned RSUs, respectively.

(2)
As of June 30, 2021, we had 4,915 series D preferred shares that were convertible into 3,237 common shares. The series D preferred shares are antidilutive for GAAP EPS for the three and six months ended June 30, 2021 and for the three months ended June 30, 2020. They are dilutive for GAAP EPS for the six months ended June 30, 2020. The series D preferred shares are antidilutive for all periods presented with respect to FFO and Normalized FFO per common share and unit.

(3)
We have granted RSUs and LTIP Units to certain employees, officers, eligible consultants and trustees. RSUs and market-based LTIP Units contain service and market-based vesting components. Time-based LTIP Units contain service-based vesting components.

(4)
Our calculations of FFO and Normalized FFO attributable to EQC common shareholders and unitholders per share and unit - basic include time-based LTIP Units and Operating Partnership Units that are excluded from the calculation of basic earnings per common share attributable to EQC common shareholders (only).

(5)	EQC common shares include unvested restricted shares.
(6)	This amount is net of forfeitures and shares surrendered to satisfy statutory tax withholding obligations.
(7)
Potential common shares as measured on June 30, 2021 include unvested earned RSUs. The 4,915 series D preferred shares outstanding that were convertible into 3,237 common shares as of June 30, 2021 are excluded.

DEFINITIONS
Annualized Rental Revenue
Annualized Rental Revenue is annualized contractual rents from our tenants pursuant to leases which have commenced as of June 30, 2021, plus estimated recurring expense reimbursements; excludes lease value amortization, straight line rent adjustments, abated (“free”) rent periods and parking revenue. We calculate annualized rental revenue by aggregating the recurring billings outlined above for the most recent month during the quarter reported, adding abated rent, and multiplying the sum by 12 to provide an estimation of near-term potentially-recurring revenues. The annualized rental revenue of disposed properties is presented for the quarter-ended preceding each disposition.
Annualized rental revenue is a forward-looking non-GAAP measure. Annualized rental revenue cannot be reconciled to a comparable GAAP measure without unreasonable efforts, primarily due to the fact that it is calculated from the billings of tenants in the most recent month at the most recent rental rates during the quarter reported, whereas historical GAAP measures include billings from a potentially different group of tenants over multiple months at potentially different rental rates.
Building Improvements
Building improvements are expenditures to replace obsolete building components or extend the useful life of existing assets.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), EBITDAre and Adjusted EBITDAre
We calculate EBITDA as net income (loss) excluding interest expense, income tax expense and depreciation and amortization.
We calculate EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts (Nareit). Nareit defines EBITDAre as net income (loss), calculated in accordance with GAAP, plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures. Our calculation of Adjusted EBITDAre differs from our calculations of EBITDA and EBITDAre because we exclude certain items that we view as nonrecurring or impacting comparability from period to period. EBITDA, EBITDAre and Adjusted EBITDAre are supplemental non-GAAP financial measures.
We consider EBITDA, EBITDAre and Adjusted EBITDAre to be appropriate measures of our operating performance, along with net income (loss), net income (loss) attributable to EQC common shareholders, and cash flow from operating activities. We believe that EBITDA, EBITDAre and Adjusted EBITDAre provide useful information to investors because by excluding the effects of certain historical amounts, such as interest, depreciation and amortization expense, EBITDA, EBITDAre and Adjusted EBITDAre may facilitate a comparison of current operating performance with our past operating performance. EBITDA, EBITDAre and Adjusted EBITDAre do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss), net income (loss) attributable to EQC common shareholders or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs. These measures should be considered in conjunction with net income (loss), net income (loss) attributable to EQC common shareholders and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income (loss) and condensed consolidated statements of cash flows. Other REITs and real estate companies may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than we do.
Funds from Operations (FFO) and Normalized FFO
We compute FFO in accordance with standards established by Nareit. Nareit defines FFO as net income (loss), calculated in accordance with GAAP, excluding real estate depreciation and amortization, gains (or losses) from sales of depreciable property, impairment of depreciable real estate and our portion of these items related to equity investees and noncontrolling interests.  Our calculation of Normalized FFO differs from Nareit’s definition of FFO because we exclude certain items that we view as nonrecurring or impacting comparability from period to period.  FFO and Normalized FFO are supplemental non-GAAP financial measures. We consider FFO and Normalized FFO to be appropriate measures of operating performance for a REIT, along with net income (loss), net income (loss) attributable to EQC common shareholders and cash flow from operating activities.
We believe that FFO and Normalized FFO provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense, FFO and Normalized FFO may facilitate a comparison of our operating performance between periods and with other REITs.  FFO and Normalized FFO do not represent cash generated by operating activities in accordance with GAAP and should not be considered as alternatives to net income (loss), net income (loss) attributable to EQC common shareholders or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs.  These measures should be considered in conjunction with net income (loss), net income (loss) attributable to EQC common shareholders and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income and condensed consolidated statements of cash flows.  Other REITs and real estate companies may calculate FFO and Normalized FFO differently than we do.
Leasing Costs
Leasing costs include leasing commissions (LCs) and related legal expenses.

DEFINITIONS
LTIP Units
LTIP Units are a class of beneficial interests in EQC Operating Trust (the Operating Trust) that may be issued to employees, officers or trustees of the Operating Trust, EQC, or their subsidiaries.
Net Operating Income (NOI), Same Property NOI, Cash Basis NOI and Same Property Cash Basis NOI
NOI is income from our real estate including lease termination fees received from tenants less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions and corporate level expenses. Cash Basis NOI is NOI excluding the effects of straight line rent adjustments, lease value amortization and lease termination fees. The quarter-to-date same property versions of these measures include the results of properties continuously owned from April 1, 2020 through June 30, 2021. The year-to-date same property versions of these measures include the results of properties continuously owned from January 1, 2020 through June 30, 2021. Properties classified as held for sale within our condensed consolidated balance sheets are excluded from the same property versions of these measures.
We consider these supplemental non-GAAP financial measures to be appropriate supplemental measures to net income (loss) because they may help to understand the operations of our properties. We use these measures internally to evaluate property level performance, and we believe that they provide useful information to investors regarding our results of operations because they reflect only those income and expense items that are incurred at the property level and may facilitate comparisons of our operating performance between periods and with other REITs. Cash Basis NOI is among the factors considered with respect to acquisition, disposition and financing decisions. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered as an alternative to net income (loss), net income (loss) attributable to Equity Commonwealth common shareholders or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs. These measures should be considered in conjunction with net income (loss), net income (loss) attributable to EQC common shareholders and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income and condensed consolidated statements of cash flows. Other REITs and real estate companies may calculate these measures differently than we do.
Net Book Value
Net book value represents the carrying value of real estate properties after depreciation and amortization, purchase price allocations and impairment write-downs, if any.
NOI Margin
NOI Margin is NOI (or the same property or cash basis derivations of NOI defined above) divided by the total revenues used to calculate NOI (or its derivation).
Operating Partnership Units
Operating Partnership Units are beneficial interests in the Operating Trust.
Other Revenue
Other revenue is primarily comprised of parking revenue that does not represent a component of a lease.
Percentage Commenced
Percentage commenced is the percentage of space subject to leases that have commenced for revenue recognition purposes in accordance with GAAP, which includes the space of tenants in a free rent period.
Percentage Leased
Percentage leased is the percentage of space subject to signed leases.
Rental Revenue
Rental revenue is primarily comprised of minimum lease payments from tenants, including tenant reimbursements. In addition, rental revenue includes lease termination fees and straight line rent adjustments.
Same Properties
Our quarter-to-date same property portfolio is comprised of those properties continuously owned from April 1, 2020 through June 30, 2021. Our year-to-date same property portfolio is comprised of those properties continuously owned from January 1, 2020 through June 30, 2021. Properties classified as held for sale within our condensed consolidated balance sheets are excluded.
Tenant Improvements
Tenant improvements are capital expenditures to improve tenant spaces.

DEFINITIONS
Total Debt
Total debt is the balance of mortgage notes payable, net on our condensed consolidated balance sheets.
Total Market Capitalization
Total market capitalization is total debt, plus the market value of preferred shares, plus the market value of diluted common shares. The market value of preferred shares is the product of the number of Series D preferred shares outstanding at the end of the period and the closing share price of the Series D preferred shares (EQCpD) at the end of the period. The market value of diluted common shares is the product of the number of diluted common shares outstanding at the end of the period and the closing share price of the common shares (EQC) at the end of the period.
Undepreciated Book Value
Undepreciated book value represents the carrying value of real estate properties after purchase price allocations, and impairment write-downs, if any.